                                                                  EXHIBIT 10(gg)

                         FIRST AMENDMENT TO TERM NOTE


     This is an amendment to that certain Term Note dated February 12, 1997 in the original principal amount of $1,181,250.00 payable by Edward R. Anderson to the order of CompuCom Systems, Inc. (the ANote=). The parties agree that
Section 3.3(a) of the Note is hereby amended in its entirety to read as follows:

     Aa. The principal amount outstanding under this Note (currently $900,000) shall be due and payable on October 22, 2001. Accrued interest shall be payable at the same time as the payment of principal on this Note, and upon payment of this Note in full.=

     The parties hereby acknowledge and agree that except as amended as provided above, all other terms and provisions of the Note remain in full force and effect.

     Agreed to as of this 19th day of February, 1999.

                                    CompuCom Systems, Inc.



/s/ Edward R. Anderson              By:  /s/ M.L. SMITH
------------------------------          -----------------------------
Edward R. Anderson                  Its: SVP/CFO
                                        -----------------------------